Exhibit 10.14

FC HOLDCO LLC

Incentive Units Award Agreement

THIS INCENTIVE UNITS AWARD AGREEMENT (this “Agreement”) is entered into and effective as of [            ], between FC HoldCo LLC (the “Company”) and [            ] (the “Employee Member”).

RECITALS

Pursuant to the Limited Liability Company Agreement of the Company dated January 1, 2015 (as amended or restated from time to time, the “LLC Agreement”), the Company is authorized to issue Incentive Units to Employee Members from time to time in such amounts as determined by the Board.

The purpose of the Incentive Units is to provide certain employees of the Company or its subsidiaries, on whose initiative and efforts the successful conduct of the business of the Company Group Members depends, and who are responsible for the management, growth and protection of the business of the Company Group Members, with incentives to (a) enter into and remain in the service of the Company Group Members, (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance and (d) enhance the long-term performance of the Company Group Members.

The Company has determined to award Incentive Units to the Employee Member on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1. Award of Units. Pursuant to, and subject to, the terms and conditions set forth herein and in the LLC Agreement, the Company hereby awards to the Employee Member [            ] Incentive Units (the “Units”).

2. Strike Price. The Strike Price of the Incentive Units awarded hereunder is [            ] Dollars ($[            ]). The Board may adjust the Strike Price as it determines appropriate to reflect the consideration, if any, to be paid by the Employee Member for his or her Incentive Units, or as otherwise required by applicable laws, rules or regulations. The Board’s determination of the Strike Price (as the same may be adjusted as heretofore provided) shall be final, conclusive and binding.

3. Issue Date. The award date of the Units is [            ] (the “Issue Date”).

4. Incorporation of LLC Agreement. All terms, conditions and restrictions of the LLC Agreement are incorporated herein and made part hereof as if stated herein. If there is any conflict between the terms and conditions of the LLC Agreement and this Agreement, the terms and conditions of the LLC Agreement, as interpreted by the Board, shall govern, except as otherwise expressly provided herein. Except as otherwise expressly provided herein, all capitalized terms used herein shall have the meaning given to such terms in the LLC Agreement.

5. Vesting. The Units shall vest [            ].

6. Termination of Employment. Upon the occurrence of a Withdrawal Event, the Units shall be subject to forfeiture and repurchase as provided in the LLC Agreement, including, without limitation, Section 8.6 of the LLC Agreement.

7. Issuance of Units

(a) Reasonably promptly after the Issue Date, the Company shall record in its books and records the award made pursuant hereto, including amending Schedule A to the LLC Agreement to reflect the same.

(b) Unless otherwise determined by the Company, the Units shall not be certificated. If, however, the Units are certificated, such certificate shall bear the following legend:

“THE SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER DISPOSAL OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF THE FC HOLDCO LLC LIMITED LIABILITY COMPANY AGREEMENT, DATED AS OF JANUARY 1, 2015 (AS FURTHER AMENDED FROM TIME TO TIME, THE “LLC AGREEMENT”) AND AN INCENTIVE UNITS AWARD AGREEMENT BETWEEN FC HOLDCO LLC AND THE HOLDER OF RECORD OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE, AMONG OTHER RESTRICTIONS AND OBLIGATIONS. NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IN CONTRAVENTION OF SUCH LLC AGREEMENT AND INCENTIVE UNITS GRANT AGREEMENT SHALL BE VALID OR EFFECTIVE. COPIES OF SUCH LLC AGREEMENT AND INCENTIVE UNITS GRANT AGREEMENT MAY BE OBTAINED BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THE CERTIFICATE TO THE SECRETARY OF FC HOLDCO LLC”

If the Units are in book entry form, they may be subject to electronic coding or stop order indicating that such Units are restricted by the terms of this Agreement and the other agreements to which the Employee Member is bound (including, without limitation, the LLC Agreement). Such legend, electronic coding or stop order shall not be removed until such Units vest and no longer are subject to forfeiture or repurchase. The Company may, in the sole discretion of the Board, retain custody of any certificated units until such Units are vested and no longer are subject to forfeiture or repurchase.

8. Joinder. Effective as of the Issue Date, the undersigned agrees to become bound by the LLC Agreement to the extent applicable to holders of Incentive Units, including, without limitation, for the purpose of making the representations and warranties set forth in Article X of the LLC Agreement and being bound by and complying with the covenants and agreements in the LLC Agreement applicable to the holders of “Employee Members” (as a holder of Incentive Units), including, without limitation, restrictions on transfer set forth in Article VIII of the LLC Agreement. In addition, as condition to the receipt of Incentive Units hereunder, to the extent not previously provided, the Employee Member shall provide the Company with (i) an executed Spousal Consent from the spouse of such recipient, if any, in the form attached hereto (if and to the extent that such individual is a resident of a U.S. state or other jurisdiction with a community or marital property system); (ii) an Assignment of Work Product in the form attached hereto; and (iii) any other instrument or document that may be reasonably requested by the Board or required under the LLC Agreement.

9. Securities Matters. The Company shall be under no obligation to effect the registration pursuant to the United States Securities Act of 1933, as amended (the “1933 Act”), of any Units or to effect similar compliance under any state laws. The Company shall not be obligated to cause to be issued any Units, whether by means of certificates or appropriate book entries, unless and until the Company is advised by its counsel that the issuance of such Units is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Units are traded. The Board may require, as a condition of the issuance of Units pursuant to the terms hereof, that the recipient of such Units make such securities-related covenants, agreements and representations, and that any certificates bear such legends and any book entries be subject to such electronic coding or stop order, as the Committee, in its sole discretion, deems necessary or desirable. The Employee Member specifically understands and agrees that the Units may be “restricted securities”, as that term is defined in Rule 144 under the 1933 Act and, accordingly, the Employee Member may be required to hold the Units indefinitely unless they are registered under such Act or an exemption from such registration is available.

10. Initial Public Offering. Notwithstanding anything contained in the LLC Agreement or any other agreement or instrument to the contrary, in connection with an initial public offering of securities of the Company or its affiliates, including an IPO Co. established for that purpose, the Company shall have the right (as determined by the Board in their sole and absolute discretion), upon notice to the Employee Member, to (i) convert or exchange the Units issued hereunder, as well as any other class of incentive units held by the Employee Member in the Company, into common stock, restricted stock, stock options, performance shares or other similar securities (or a combination thereof) (any such units so converted or exchanged, the “IPO Securities”), or otherwise to cash out such units, and (ii) include vesting guidelines and other provisions applicable to such IPO Securities that replicate, to the greatest extent possible, the economic rights associated with such Units (which may include, without limitation, changes to the vesting of such units, including, without limitation, performance-based vesting or other customary provisions).

11. Distributions. All distributions made in respect of the Units shall be made in accordance with the terms of the LLC Agreement. Subject in all cases to the LLC Agreement: Except as provided in Section 8(b) hereof, any distributions or other property received or receivable by an Employee Member with respect to a Unit shall not vest until the underlying Unit vests, and shall be held by the Company or such other custodian as may be designated by the Company until such distributions or other property vests and no longer is subject to forfeiture. Any such cash distributions or other property shall be forfeited and returned to the Company in the event the underlying Unit is forfeited. Any securities received by an Employee Member with respect to a Unit as a result of any distribution, recapitalization, merger, consolidation, combination, exchange of Units or otherwise will not vest until such Unit vests and shall be forfeited if such Unit is forfeited. Unless the Committee otherwise determines, such securities shall bear the legend or be subject to the electronic coding or stop order set forth in Section 6(b) hereof.

12. Information Rights. The Employee Member, in his or her capacity as an Employee Member of the Company, will be entitled to access information concerning the Company, if any, only as determined by the Board in its sole discretion or as provided in the LLC Agreement. Unless otherwise provided in the LLC Agreement, in no event shall the Employee Member, in his or her capacity as such, be entitled to any information relating to any other Member, including any other recipient of Incentive Units and the number of Incentive Units awarded to any other Person, the vesting schedule of any such Incentive Units, the Strike Price of such Incentive Units, or other similar information, and Schedule A to the LLC Agreement shall be redacted by the Company accordingly and as necessary.

13. Delays or Omissions. Notwithstanding any provision of the LLC Agreement to the contrary, no delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, must be in a writing signed by such party and shall be effective only to the extent specifically set forth in such writing.

14. Withholding Tax. Subject in all cases to the LLC Agreement: Notwithstanding any provision of the LLC Agreement to the contrary, the Company may require as a condition of the vesting of any Units, that the Employee Member remit to the Company an amount sufficient in the opinion of the Board to satisfy the Employee Member’s portion of any United States federal, state and other governmental tax withholding requirements related to the vesting of the applicable Units.

15. Right of Discharge Preserved. Nothing in this Agreement shall confer upon the Employee Member the right to continue in the employ or other service of any Company Group Member, or affect any right that any Company Group Member may have to terminate such employment or service.

16. Integration. This Agreement, together with the LLC Agreement and the agreements, documents and instruments referred to therein or related thereto, contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations and warranties, covenants or undertakings with respect to the subject matter hereof or thereof other than those expressly set forth herein or in the LLC Agreement and in such other agreements, documents or instruments. This Agreement, including, without limitation, the LLC Agreement and any such other agreements, documents or instruments referred to in this Section 14, supersede all prior agreements and understandings between the parties with respect to its and their subject matter.

17. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

18. Governing Law.

(i) The parties hereby agree that all questions concerning the construction, validity and interpretation of this Agreement shall, as well as any dispute hereunder, be governed by the internal laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule, notwithstanding that public policy in the State of Delaware or any other forum or jurisdiction might indicate that the laws of that or any other jurisdiction should otherwise apply based on contacts with such state or otherwise.

(ii) Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby shall be brought exclusively in the courts of the State of Delaware or any United States federal court of the District of Delaware, and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereto hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address provided to the Company in accordance with Section 11.1 of the LLC Agreement, such service to become effective ten (10) days after such mailing.

(iii) EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION

OR VALIDITY OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 17.

19. Section 83(b) Election. Within thirty (30) days from the Issue Date, the Employee Member shall file with the U.S. Internal Revenue Service an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)) (the “Code”), and shall deliver a copy of such election, as filed with the U.S. Internal Revenue Service, to the Company within ten (10) days of filing such notice. Such election under Section 83(b) of the Code by the Employee Member shall not, in and of itself, be deemed to cause any such Incentive Units to be vested. The Employee Member acknowledges that he or she has had the opportunity to consult with his or her tax advisor to determine the tax consequences of acquiring the Units and the advantages and disadvantages of filing the Section 83(b) election. The Employee Member acknowledges that it is his or her sole responsibility, and not the Company’s, to file a timely election under Section 83(b) of the Code, even if the Employee Member requests the Company or its representatives to make this filing on his or her behalf.

20. Employee Member Acknowledgment.

(a) The Employee Member hereby acknowledges (i) receipt of a copy of the LLC Agreement, (ii) that all decisions, determinations and interpretations of the Board (or any Committee thereof) in respect of this Agreement and the Units shall be final and conclusive (iii) that all decisions, determinations and interpretations of the Board (or any Committee thereof) in respect of this Agreement and the Units need not be uniform and may be made selectively among Employee Members (whether or not such Persons are similarly situated), and (iv) the Board shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements.

(b) By acceptance of the award of Incentive Units hereunder, the Employee Member shall be deemed to have agreed that such award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement, life insurance, disability, severance or other employee benefit plan of the Company Group Members.

21. Exculpation. To the fullest extent permitted by applicable law, no employee, Director or Member shall be liable to any Company Group Member or any other Person who has an interest in or claim against the Company for any loss, damage, claim, cost or expense incurred by reason of any act or omission performed or omitted by such Person in good faith on behalf of the Company Group Members and in a manner reasonably believed to be within the scope of the authority conferred on such Person hereunder.

22. Adjustment and Substitution. In the event of a dividend, distribution, split, recapitalization, reorganization, merger, consolidation, combination, exchange of Incentive Units or other equity interests, liquidation, spin-off or other change in organizational structure affecting the Incentive Units (including any conversion of the Company to a corporation, whether by merger, filing of a certificate of conversion or otherwise, including in connection with an initial public offering), then the Incentive Units and other terms related thereto shall be adjusted by the Company as the Board may determine appropriate. The decision regarding any such adjustment shall be final, binding and conclusive.

23. Amendment. This Agreement may not be amended except by written agreement between the Company and the Employee Member.

24. Assignment. The Employee Member shall be prohibited from assigning or transferring its rights or obligations under this Agreement without the approval of the Company

25. No Trust or Fund Created. The award made hereunder shall create or be construed to create a trust or a fiduciary relationship between the Company or any Affiliate thereof or any Member or Director, on the one hand, and the Employee Member or any other Person, on the other hand.

26. Severability. If any provision of this Agreement or the application of any such provision to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to any party or circumstance other than those to which it is so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be enforced to the fullest extent permitted by law. If the final judgment of a court of competent jurisdiction declares or finds that any term or provision hereof is invalid or unenforceable, the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration or area of the term or provision, or to delete specific words or phrases, and to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.

27. Section 409A. The award granted under this Agreement is intended to be exempt from the nonqualified deferred compensation restrictions in Section 409A of the Code, and the Board shall interpret the terms and conditions of the LLC Agreement and this Agreement in a manner consistent with that intent. In the event and to the extent that an award or any portion or feature thereof becomes subject to Section 409A, the LLC Agreement and this Agreement is intended to comply with the provisions of Section 409A so as to prevent the imposition of tax pursuant to Section 409A, and the Board shall interpret and/or amend the LLC Agreement or this Agreement as necessary to avoid a violation of Section 409A.

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IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed, and the Employee Member has hereunto signed this Agreement on his own behalf, thereby representing that he has carefully read and understands this Agreement and the other agreements referred to herein as of the day and year first written above.

FC HOLDCO LLC

By:
Name:
Title:

PARTICIPANT

By:
Name:
Title: